UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-03883

DWS Communications Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Shareholders

DWS Communications Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Investments in foreign securities are subject to additional risks including currency fluctuations, greater share price volatility and less liquidity than US markets. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.49%, 2.66%, 2.38% and 1.10% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Communications Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/08
DWS Communications Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-23.73%	-34.71%	.63%	6.56%	-.74%
Class B	-24.00%	-35.21%	-.12%	5.76%	-1.54%
Class C	-23.98%	-35.18%	-.12%	5.77%	-1.54%
Institutional Class	-23.63%	-34.51%	.91%	6.85%	-.46%
S&P 500® Index+	-11.91%	-13.12%	4.41%	7.58%	2.88%
MSCI World Index++	-10.57%	-10.68%	8.88%	11.99%	4.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/08	$ 17.74	$ 16.21	$ 16.23	$ 18.20
12/31/07	$ 23.26	$ 21.33	$ 21.35	$ 23.83
Class A Lipper Rankings — Telecommunication Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	39	of	44	87
3-Year	32	of	37	85
5-Year	24	of	34	69
10-Year	7	of	10	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] S&P 500 Index+ [] MSCI World Index++

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/08
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,154	$9,604	$12,951	$8,748
	Average annual total return	-38.46%	-1.34%	5.31%	-1.33%
Class B	Growth of $10,000	$6,284	$9,764	$13,133	$8,561
	Average annual total return	-37.16%	-.79%	5.60%	-1.54%
Class C	Growth of $10,000	$6,482	$9,963	$13,238	$8,562
	Average annual total return	-35.18%	-.12%	5.77%	-1.54%
S&P 500 Index+	Growth of $10,000	$8,688	$11,381	$14,413	$13,287
	Average annual total return	-13.12%	4.41%	7.58%	2.88%
MSCI World Index++	Growth of $10,000	$8,932	$12,908	$17,616	$15,081
	Average annual total return	-10.68%	8.88%	11.99%	4.19%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. On March 13, 2008, the MSCI World Index replaced the S&P 500 as the Fund's primary benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] S&P 500 Index+ [] MSCI World Index++

Yearly periods ended June 30
Comparative Results as of 6/30/08
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$654,900	$1,027,700	$1,392,500	$954,700
	Average annual total return	-34.51%	.91%	6.85%	-.46%
S&P 500 Index+	Growth of $1,000,000	$868,800	$1,138,100	$1,441,300	$1,328,700
	Average annual total return	-13.12%	4.41%	7.58%	2.88%
MSCI World Index++	Growth of $1,000,000	$893,200	$1,290,800	$1,761,600	$1,508,100
	Average annual total return	-10.68%	8.88%	11.99%	4.19%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. On March 13, 2008, the MSCI World Index replaced the S&P 500 as the Fund's primary benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 762.70	$ 760.00	$ 760.20	$ 763.70
Expenses Paid per $1,000*	$ 6.27	$ 9.54	$ 9.54	$ 5.17
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,017.75	$ 1,014.02	$ 1,014.02	$ 1,019.00
Expenses Paid per $1,000*	$ 7.17	$ 10.92	$ 10.92	$ 5.92
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.43%	2.18%	2.18%	1.18%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

On March 14, 2008, Deutsche Investment Management Americas Inc. terminated its sub-advisory agreement with Alex Brown Investment Management. In the following interview, the new management investment team addresses the recent market backdrop, fund performance during the six-month period ended June 30, 2008 and their strategy in managing the fund.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform during the period under review?

A: Amid a difficult environment for the global equity markets during the first half of 2008, Class A shares of the fund returned -23.73%. This return lagged both the -10.57% return of the Morgan Stanley Capital International (MSCI) World Index, and the -11.91% return of the Standard & Poor's 500® (S&P 500) Index.1 The fund also underperformed the -18.58% average return of the 44 funds in Lipper's Telecommunications Funds category.2, 3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. On March 13, 2008, the MSCI World Index replaced the S&P 500 as the Fund's primary benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Telecommunications Funds category includes funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture, or sale of telecommunications services or equipment. Category returns assume reinvestment of dividends. It is not possible to invest directly in an index or category.

The bulk of the underperformance was the result of holdings and weightings chosen by the previous management team. Most notably, the fund's weighting in financial stocks continued to pressure returns through the first half of the period. Within the communications area, holdings that weighed on performance in the second half of 2007 — namely, mid-cap telecom services companies and yellow pages businesses — continued to detract from returns through the first three-plus months of the year. However, we removed many of these holdings from the portfolio upon assuming the fund's management duties in mid-March. We discuss these and other changes in detail below.

Q: Let's look first at your decision regarding the financial stocks that used to be held in the portfolio. What was your thought process here?

A: The most notable shift from the previous management team is our belief that the global communication sector contains enough opportunities that 100% of the portfolio can be invested in this area. We therefore elected to eliminate the fund's weighting in financial stocks and reinvest the proceeds into telecoms. Investors can now expect this fund to be a pure play on the communications sector with no exposure to other areas of the market. The position in financials weighed on fund returns in the first half of the period, unfortunately, but our decision to sell these underperforming holdings resulted in improved relative performance during the second quarter.

Q: What are some other broad shifts you have made?

A: First, we have changed the portfolio so it is more global in nature. While previously there was more emphasis on the United States and emerging markets, we will invest throughout the entire world. Our view is that the communications sector is a global industry, meaning that profit growth will be driven by similar factors no matter where a company is domiciled. With this as our foundation, we look at the whole global telecommunications sector as a single group, and will apply the same set of metrics to all companies worldwide. We believe this is the most effective way to approach what has become a truly global industry. This philosophy is reflected in the fund's increased weighting in Europe, which we talk about in detail below.

The second notable change is that we have made the portfolio less concentrated in order to improve its risk profile. We also sought to improve diversification in cases where several companies in the fund had the same driver of growth and thus tended to generate similar performance results.

Q: In what types of companies do you seek to invest?

A: Broadly speaking, we divide the portfolio into three parts.

The first is established companies that offer reasonable valuations, stable cash flows and high dividend yields. This category includes stocks such as Deutsche Telekom AG, Telefonica SA and Vodafone Group PLC. We see holdings such as these as being the "core" of the portfolio.

Second, we look for companies that stand to benefit from restructuring initiatives. By "restructuring," we are referring to the process by which companies retool their operations by bringing in new management, disposing of non-core assets or otherwise making positive changes designed to streamline their business. Recent purchases that we consider to be restructuring plays are Hellenic Telecommunications Organization SA (Greece), Tele2 (Sweden), Comstar United Telesystems OJSC (Russia) and Sprint Nextel (US).

We refer to the third category as "growth in a value sector." This refers to companies that offer growth rates above the average for the communications sector, usually as a result of their exposure to the emerging markets. Included here are not just companies that are based in the emerging markets, such as America Movil and NII Holdings, Inc., but also companies in the developed markets with substantial emerging market exposure, such as Telekom Austria AG and Vodafone.

We believe this approach helps improve the fund's overall risk profile by spreading its investments among companies with highly diverse sources of earnings growth.

Q: What other changes have you made to the portfolio?

A: We reduced the fund's weighting in yellow pages companies to about 1.5% of net assets by the end of June. In comparison, this weighting stood at 4% at the beginning of the year. We initially made a sharp reduction to the fund's weighting in this group, then took advantage of lower prices to rebuild the position somewhat in the latter part of the period. Even though the yellow page business continues to lose ground to the Internet, we believe the companies held in the fund are attractively valued on the basis of their strong cash flows.

We are also taking a closer look at stocks in the communications equipment and Internet sectors. Looking first at equipment, we are refraining from establishing a substantial position for now given the potential that slower economic growth could result in reduced capital spending. Stocks such as Juniper and Cisco tend to track expectations for the global economy to a greater extent than the rest of the communications sector, so the murky outlook for economic growth has prompted us to avoid the equipment group. This has been the correct call so far, but we remain on the lookout for opportunities. Similarly, the fund's direct investments in the Internet sector are limited at the present time due to the elevated valuations of companies such as Google. However, given that the Internet is now fully integrated into the global communications business, we are including this sector in the fund's investment universe. It is also worth noting that a number of fund holdings, such as Vodafone, Deutsche Telekom and Verizon Communications, Inc. have exposure to the Internet as part of their portfolio of businesses.

Q: You mentioned that the fund has an increased weighting in Europe. What is the nature of the opportunities you are finding there?

A: We believe valuations in Europe are compelling, and we are encouraged by the fact that the regulatory environment in the region is growing increasingly benign. Regulations are shifting to encourage growth in mobile and broadband communications, a change that is likely to result in increased investment in telecom networks. In addition, mobile companies are seeing improved pricing power after a long period in which prices were under pressure. With this as the backdrop, we added positions in Deutsche Telekom and Vodafone and maintained the fund's positions in Telefonica. Our purchase of Deutsche Telekom was based on several factors, including its attractive valuation and 6% dividend yield, its increasing market share in the mobile broadband arena, and the strong growth of its T-Mobile division in the United States. We also found Vodafone to be a compelling story based on our belief that the company's emerging-markets assets are not being fully reflected in its stock price. Additionally, Vodafone's valuation stands at a five-year low despite the company's strong fundamentals.

Our interest in Europe extends to Russia, which is flush with cash due to the soaring prices of oil and gas. The country's prosperity is likely to result in rising infrastructure spending, which includes a build-out of its broadband capabilities. In addition, we are seeing both an improved pricing environment and rising average revenues per user in the Russian wireless sector. This positive backdrop formed the basis for our purchase of Vimpelcom, which is integrating a very successful fixed line business segment into its wireless operations.

Q: Do you have any closing thoughts for investors?

A: We recognize that investors in a communications-oriented fund are looking for a pure play on the sector. We will manage the fund accordingly, and will take care to ensure that the portfolio is well diversified in terms of regions, subsectors and its overall risk exposure. We believe the communications sector offers a wealth of opportunities to invest in companies with solid growth stories and compelling valuations, and believe our broad-based global approach will allow us to take advantage of these opportunities in the months and years ahead.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	93%	88%
Participatory Notes	7%	9%
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks and Participatory Notes)	6/30/08	12/31/07

National Carriers	45%	5%
Wireless Services	42%	62%
Specialty Services	9%	15%
Media	3%	1%
Publishing	1%	10%
Financials	—	7%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio Excluding Securities Lending Collateral)	6/30/08	6/30/07

United States	29%	64%
United Kingdom	13%	—
Germany	9%	—
India	7%	10%
Spain	7%	—
Russia	5%	—
Sweden	5%	—
Italy	4%	—
Brazil	3%	5%
Mexico	3%	11%
Austria	3%	—
Luxembourg	—	8%
Other	12%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (49.4% of Net Assets)
1. Vodafone Group PLC Provides a range of mobile telecommunications services	9.6%
2. Deutsche Telekom AG Offers fixed line and mobile telephone and information technology services for business	8.5%
3. Telefonica SA Provider of telecommunications services to European and Latin American countries	6.7%
4. Sprint Nextel Corp. Provider of telecommunications services to consumer, business & government customers	4.6%
5. Tele2 AB Offers telecommunications services through three subsidiaries mainly in Europe.	4.4%
6. Telecom Italia SpA Offers fixed line and mobile telephone and data transmission services	3.8%
7. Leap Wireless International, Inc. Provides wireless broadband services	3.1%
8. BT Group PLC Provider of telecommunications services in the UK to both consumers and businesses.	3.1%
9. Cbeyond, Inc. Offers telecommunications services to small businesses	2.8%
10. Level 3 Communications, Inc. Provider of telecommunications and information services	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 92.7%
Media 2.8%
Net Servicos de Comunicacao SA (ADR) (Preferred)* (a)	212,200	2,671,598
Vivendi	78,536	2,973,155
		5,644,753
National Carriers 45.2%
Atlantic Tele-Network, Inc. (a)	91,525	2,517,853
BT Group PLC	1,532,186	6,090,238
Chunghwa Telecom Co., Ltd. (ADR)	87,514	2,220,230
Comstar United Telesystems OJSC (GDR)*	465,241	4,652,410
Deutsche Telekom AG (Registered)	1,034,300	16,910,762
Elisa Oyj	204,300	4,257,422
Hellenic Telecommunications Organization SA	157,300	3,903,572
Level 3 Communications, Inc.* (a)	1,898,200	5,599,690
Maxcom Telecomunicaciones SAB de CV (ADR)* (a)	354,000	4,329,420
Swisscom AG (Registered)	12,122	4,030,496
Telecom Italia SpA	3,762,000	7,533,252
Telefonica SA	505,484	13,359,406
Telekom Austria AG	247,000	5,345,033
Telekomunikacja Polska SA	321,000	3,125,263
Turk Telekomunikasyon AS*	575,700	1,938,289
Verizon Communications, Inc.	117,000	4,141,800
		89,955,136
Publishing 1.4%
PagesJaunes Groupe SA	128,572	1,881,532
Yell Group PLC	620,717	864,202
		2,745,734
Specialty Services 8.7%
Cbeyond, Inc.* (a)	350,300	5,611,806
NeuStar, Inc. "A"*	126,000	2,716,560
Tele2 AB "B"	456,000	8,865,952
		17,194,318
Wireless Services 34.6%
America Movil SAB de CV "L" (ADR)	38,700	2,041,425
American Tower Corp. "A"*	93,200	3,937,700
Clearwire Corp. "A"* (a)	371,700	4,817,232
Leap Wireless International, Inc.* (a)	142,600	6,156,042
Mobile TeleSystems (ADR)	20,100	1,539,861
NII Holdings, Inc.*	42,700	2,027,823
SBA Communications Corp. "A"*	140,545	5,061,025
Sprint Nextel Corp.	964,100	9,158,950
Tim Participacoes SA (ADR) (Preferred) (a)	142,100	4,039,903
Turkcell Iletisim Hizmetleri AS (ADR) (a)	188,900	2,748,495
Vimpel-Communications (ADR)	142,700	4,235,336
Virgin Mobile USA, Inc. "A"* (a)	1,474,774	4,055,629
Vodafone Group PLC	6,458,074	19,028,709
		68,848,130
Total Common Stocks (Cost $203,097,873)		184,388,071

Participatory Notes 7.1%
Bharti Airtel Ltd. (issuer Lehman Brothers Equity Finance), Expiration 10/31/2011*	372,300	6,229,324
Reliance Communications Ltd. (issuer Lehman Brothers Equity Finance), Expiration 10/31/2011*	773,800	7,949,247
Total Participatory Notes (Cost $15,890,999)		14,178,571

Securities Lending Collateral 16.7%
Daily Assets Fund Institutional, 2.74% (b) (c) (Cost $33,227,730)	33,227,730	33,227,730
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $252,216,602)+	116.5	231,794,372
Other Assets and Liabilities, Net	(16.5)	(32,846,018)
Net Assets	100.0	198,948,354
* Non-income producing security.
+ The cost for federal income tax purposes was $252,216,602. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $20,422,230. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,309,791 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,732,021.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $31,336,263 which is 15.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 131,687,090
Level 2 — Other Significant Observable Inputs	100,107,282
Level 3 — Significant Unobservable Inputs	—
Total	$ 231,794,372

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $218,988,872) — including $31,336,263 of securities loaned	$ 198,566,642
Investment in Daily Assets Fund Institutional (cost $33,227,730)*	33,227,730
Total investments, at value (cost $252,216,602)	231,794,372
Cash	23,239
Foreign currency, at value (cost $415,444)	419,480
Dividends receivable	785,305
Interest receivable	26,988
Receivable for investments sold	3,015,067
Receivable for Fund shares sold	9,857
Foreign taxes recoverable	153,635
Other assets	44,565
Total assets	236,272,508
Liabilities
Payable upon return of securities loaned	33,227,730
Payable for investments purchased	2,791,385
Payable for Fund shares redeemed	533,462
Notes payable	450,000
Accrued management fee	94,859
Other accrued expenses and payables	226,718
Total liabilities	37,324,154
Net assets, at value	$ 198,948,354
Net Assets Consist of
Undistributed net investment income	2,799,306
Net unrealized appreciation (depreciation) on:
Investments	(20,422,230)
Foreign currency	15,680
Accumulated net realized gain (loss)	(383,472,442)
Paid-in capital	600,028,040
Net assets, at value	$ 198,948,354
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($186,079,066 ÷ 10,486,772 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 17.74
Maximum offering price per share (100 ÷ 94.25 of $17.74)	$ 18.82

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,203,395 ÷ 135,954 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)
$ 16.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,504,400 ÷ 462,436 shares of capital stock outstanding, $.01 par value, 15,000,000 shares authorized)
$ 16.23
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,161,493 ÷ 173,697 shares of capital stock outstanding, $.01 par value, 15,000,000 shares authorized)	$ 18.20
(a) Redemption price per share for shares held less than 15 days is equal to net asset value The accompanying notes are an integral part of the financial statements.less a 2% redemption fee.
Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $543,135)	$ 4,031,570
Interest — Cash Management QP Trust	54,707
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	386,067
Interest	490
Total Income	4,472,834
Expenses: Management fee	1,068,534
Administration fee	114,010
Services to shareholders	282,894
Custodian fee	20,924
Distribution and service fees	310,484
Professional fees	47,235
Directors' fees and expenses	8,646
Reports to shareholders	69,104
Registration fees	30,793
Interest expense	1,706
Other	18,574
Total expenses before expense reductions	1,972,904
Expense reductions	(299,376)
Total expenses after expense reductions	1,673,528
Net investment income (loss)	2,799,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	24,512,134
Foreign currency	6,812
24,518,946
Change in net unrealized appreciation (depreciation) on: Investments	(94,107,877)
Foreign currency	15,682
(94,092,195)
Net gain (loss)	(69,573,249)
Net increase (decrease) in net assets resulting from operations	$ (66,773,943)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income (loss)	$ 2,799,306	$ (1,268,027)
Net realized gain (loss)	24,518,946	64,982,428
Change in net unrealized appreciation (depreciation)	(94,092,195)	(62,978,270)
Net increase (decrease) in net assets resulting from operations	(66,773,943)	736,131
Fund share transactions: Proceeds from shares sold	12,122,689	54,943,747
Cost of shares redeemed	(36,859,482)	(121,521,547)
Redemption fees	469	23,681
Net increase (decrease) in net assets from Fund share transactions	(24,736,324)	(66,554,119)
Increase (decrease) in net assets	(91,510,267)	(65,817,988)
Net assets at beginning of period	290,458,621	356,276,609
Net assets at end of period (including undistributed net investment income of $2,799,306 and $0, respectively)	$ 198,948,354	$ 290,458,621

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.26	$ 23.38	$ 19.30	$ 16.79	$ 13.85	$ 11.27
Income (loss) from investment operations: Net investment income (loss)[b]	.24	(.08)	(.03)	(.03)	(.08)	.01
Net realized and unrealized gain (loss)	(5.76)	(.04)	4.11	2.54	3.02	2.57
Total from investment operations	(5.52)	(.12)	4.08	2.51	2.94	2.58
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 17.74	$ 23.26	$ 23.38	$ 19.30	$ 16.79	$ 13.85
Total Return (%)[c,d]	(23.73)**	(.51)	21.14	14.95	21.23	22.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	269	329	295	284	286
Ratio of expenses before expense reductions (%)	1.68*	1.49	1.63	1.58	1.69	1.49
Ratio of expenses after expense reductions (%)	1.43*	1.44	1.49	1.43	1.54	1.34
Ratio of net investment income (loss) (%)	2.49*	(.32)	(.13)	(.18)	(.55)	.13
Portfolio turnover rate (%)	63**	39	27	21	34	62
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.33	$ 21.61	$ 17.96	$ 15.75	$ 13.09	$ 10.80
Income (loss) from investment operations: Net investment income (loss)[b]	.18	(.23)	(.15)	(.13)	(.17)	(.07)
Net realized and unrealized gain (loss)	(5.30)	(.05)	3.80	2.34	2.83	2.36
Total from investment operations	(5.12)	(.28)	3.65	2.21	2.66	2.29
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 16.21	$ 21.33	$ 21.61	$ 17.96	$ 15.75	$ 13.09
Total Return (%)[c,d]	(24.00)**	(1.30)	20.32	14.03	20.32	21.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	5	10	27	66	83
Ratio of expenses before expense reductions (%)	2.97*	2.66	2.47	2.33	2.44	2.24
Ratio of expenses after expense reductions (%)	2.18*	2.19	2.24	2.18	2.29	2.09
Ratio of net investment income (loss) (%)	1.74*	(1.07)	(.88)	(.93)	(1.30)	(.62)
Portfolio turnover rate (%)	63**	39	27	21	34	62
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.35	$ 21.63	$ 17.98	$ 15.77	$ 13.10	$ 10.81
Income (loss) from investment operations: Net investment income (loss)[b]	.19	(.23)	(.15)	(.14)	(.17)	(.06)
Net realized and unrealized gain (loss)	(5.31)	(.05)	3.80	2.35	2.84	2.35
Total from investment operations	(5.12)	(.28)	3.65	2.21	2.67	2.29
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 16.23	$ 21.35	$ 21.63	$ 17.98	$ 15.77	$ 13.10
Total Return (%)[c,d]	(23.98)**	(1.29)	20.30	14.01	20.38	21.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	13	13	15	15
Ratio of expenses before expense reductions (%)	2.59*	2.38	2.43	2.33	2.44	2.24
Ratio of expenses after expense reductions (%)	2.18*	2.19	2.24	2.18	2.29	2.09
Ratio of net investment income (loss) (%)	1.74*	(1.07)	(.88)	(.93)	(1.30)	(.62)
Portfolio turnover rate (%)	63**	39	27	21	34	62
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.83	$ 23.88	$ 19.66	$ 17.06	$ 14.03	$ 11.37
Income (loss) from investment operations: Net investment income (loss)[b]	.26	.00	.02	.01	(.05)	.04
Net realized and unrealized gain (loss)	(5.89)	(.05)	4.20	2.59	3.08	2.62
Total from investment operations	(5.63)	(.05)	4.22	2.60	3.03	2.66
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 18.20	$ 23.83	$ 23.88	$ 19.66	$ 17.06	$ 14.03
Total Return (%)	(23.63)c**	(.21)	21.46[c]	15.24[c]	21.60[c]	23.39[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	4	2	2	2
Ratio of expenses before expense reductions (%)	1.26*	1.10	1.33	1.33	1.44	1.30
Ratio of expenses after expense reductions (%)	1.18*	1.10	1.24	1.18	1.30	1.15
Ratio of net investment income (loss) (%)	2.74*	.02	.12	.07	(.31)	.32
Portfolio turnover rate (%)	63**	39	27	21	34	62
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $407,991,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($45,405,000), December 31, 2010 ($344,993,000), December 31, 2011 ($3,433,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $146,275,565 and $162,230,838, respectively.

C. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor of the Fund. Prior to March 15, 2008, pursuant to a written contract with the Advisor, Alex. Brown Investment Management, LLC ("ABIM") served as subadvisor and was responsible for the day to day management of the Fund. The Advisor compensated ABIM out of the management fee it received from the Fund. Effective March 15, 2008, the Advisor assumed all day to day responsibilities that were previously delegated to ABIM.

Management Agreement. Under the Investment Management Agreement with DIMA, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays an annual fee based on its average daily net assets which is calculated daily and payable monthly at the following annual rates:

First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

For the period from January 31, 2008 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of 2.50% for Class B.

In addition, for the period from January 1, 2008 through September 30, 2008, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.43%
Class B	2.18%
Class C	2.18%
Institutional Class	1.18%

Accordingly, for the six months ended June 30, 2008, the management fee aggregated $1,068,534 of which $79,494 was waived, which was equivalent to an annualized effective rate of 0.87% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2008, the Advisor received an Administration Fee of $114,010, of which $17,350 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended June 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2008
Class A	$ 183,653	$ 183,653	$ —
Class B	10,498	10,498	—
Class C	12,442	12,442	—
Institutional Class	240	240	—
	$ 206,833	$ 206,833	$ —

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2008
Class B	$ 12,115	$ 2,291
Class C	33,067	4,933
	$ 45,182	$ 7,224

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2008	Annualized Effective Rate
Class A	$ 250,466	$ 7,673	$ 92,478.23%
Class B	3,964	1,088	2,692.18%
Class C	10,872	2,356	2,589.19%
	$ 265,302	$ 11,117	$ 97,759

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2008 aggregated $2,482.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2008, the CDSC for Class B and C shares aggregated $10,730 and $792, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2008, DIDI received $60 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,223, of which $4,444 is unpaid.

Director's Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,319 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2008, the Fund's custodian fee was reduced by $16 and $597, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

At June 30, 2008, the Fund had a $450,000 outstanding loan. Interest expense incurred on the borrowing was $1,706 for the six months ended June 30, 2008. The average dollar amount of the borrowings was $1,250,000, the weighted average interest rate on these borrowings was 2.73% and the Fund had loans outstanding for 18 days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	556,555	$ 10,746,746	1,879,565	$ 49,842,172
Class B	7,056	124,063	59,701	1,403,001
Class C	10,904	193,968	102,891	2,454,353
Institutional Class	51,529	1,057,912	46,821	1,244,221
		$ 12,122,689		$ 54,943,747
Shares redeemed
Class A	(1,658,303)	$ (32,245,175)	(4,367,666)	$ (110,207,665)
Class B	(89,089)	(1,574,969)	(289,451)	(6,664,698)
Class C	(78,305)	(1,411,607)	(194,264)	(4,493,745)
Institutional Class	(87,839)	(1,627,731)	(5,546)	(155,439)
		$ (36,859,482)		$ (121,521,547)
Redemption fees		$ 469		$ 23,681
Net increase (decrease)
Class A	(1,101,748)	$ (21,497,960)	(2,488,101)	$ (60,345,342)
Class B	(82,033)	(1,450,906)	(229,750)	(5,258,194)
Class C	(67,401)	(1,217,639)	(91,373)	(2,039,365)
Institutional Class	(36,310)	(569,819)	41,275	1,088,782
		$ (24,736,324)		$ (66,554,119)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-Investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, a series of DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund, a series of DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 26, 2008